SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: October 1, 2003



                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

        1-1105                                             13-4924710
(Commission File Number)                       (IRS Employer Identification No.)


                        One AT&T Way
                    Bedminster, New Jersey           07921
               (Address of Principal Executive     (Zip Code)
                Offices)


       Registrant's telephone number, including area code: (908) 221-2000


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)

A New York                       Commission File                 I.R.S. Employer
Corporation                        No. 1-1105                     No. 13-4924710

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

What are we disclosing?

On October 1, 2003, David W. Dorman, our Chairman and Chief Executive Officer, disclosed that for the second quarter of 2003, AT&T Business Services had EBITDA of $1.7 billion and AT&T Consumer Services had EBITDA of $525 million.

Reconciliation of AT&T Business Services EBITDA and AT&T Consumer Services EBITDA to AT&T net income for the three month period ended June 30, 2003:


For the three months ended June 30, 2003:

AT&T Business Services:
  Operating Income                                      $597
  Depreciation and amortization                      ($1,133)
                                                    --------
       AT&T Business Services EBITDA                              $1,730

AT&T Consumer Services:
  Operating Income                                      $489
  Depreciation and amortization                         ($36)
                                                    --------
       AT&T Consumer Services EBITDA                                $525

Corporate & Other:
  Operating Income                                      ($57)
  Depreciation and amortization                         ($28)
                                                    --------
       Corporate & Other EBITDA                                     ($29)
                                                                --------

AT&T EBITDA                                                       $2,226
Depreciation and amortization                                     (1,197)
AT&T Latin America impairment charge                                   -
                                                                --------
Subtotal Operating Income                                          1,029
Other income (expense), net                                           86
Interest (expense)                                                  (296)
(Provision) for taxes                                               (308)
Minority interest income                                               -
Net earnings (losses) related to equity investments                   25
                                                                --------

Net income from continuing operations                                536
Net (loss) from discontinued operations                                -
Gain on disposition of discontinued operations                         -
Cumulative effect of accounting change                                 0
                                                                --------
AT&T Net income                                                     $536
                                                                ========

Our senior management believes that EBITDA is relevant in assessing our financial performance.

The information in this Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AT&T CORP.




                                       /s/  Robert S. Feit
                                       ----------------------------------
                                       By:  Robert S. Feit
                                            Vice President - Law and Secretary


October 6, 2003